UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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[ ]	Soliciting Material Pursuant to §240.14a-12

 Omega Healthcare Investors, Inc.
(Name of Registrant as Specified In Its Charter)

  ___________________________________________________________________________________
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OMEGA HEALTHCARE INVESTORS, INC.

900 Victors Way, Suite 350

Ann Arbor, Michigan 48108

(734) 887-0200

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 22, 2001

To our Shareholders:

The Annual Meeting of Shareholders of Omega Healthcare
Investors, Inc. will be held at the Sheraton Inn,
3200 Boardwalk, Ann Arbor, Michigan 48108 on
May 22, 2001, at 10:00 a.m., for the following
purposes:

1.

To elect three Group III members to the Board of Directors;

2.

 To elect three directors to complete the unexpired terms of directors who resigned from the Board of Directors (two
 directors to be elected to Group I and one director to
be elected to Group II);

3.

 To transact such other business as may properly come before the meeting or any adjournment thereof.

The nominees for election as Group III directors are Edward
Lowenthal, Christopher W. Mahowald and Stephen D.
Plavin, each of whom presently serve as a director of the
Company.

The nominees for election to complete the remainder of the terms of the two Group I directors that resigned prior to the
completion of their terms are Thomas W. Erickson and
Donald J. McNamara. The nominee for election to complete
the remainder of the term of the one Group II director that
resigned prior to the completion of his term is Daniel A.
Decker. Each nominee who is standing for election to complete the term of a director who resigned from the Board of Directors is currently serving as a director.

The Board of Directors has fixed the close of business on
April 13, 2001 as the record date for the determination of
shareholders who are entitled to notice of and to vote at the meeting or any adjournments thereof.

We encourage you to attend the meeting. Whether you are able to attend or not, we urge you to indicate your vote on the enclosed proxy card FOR the election of directors as set forth in the attached Proxy Statement. Please sign, date and return the proxy card promptly in the enclosed envelope. If you attend the
meeting, you may vote in person even if you previously have
mailed a proxy card.

By order of the Board of Directors

DANIEL A. DECKER

Chairman of the Board

April 18, 2001

Ann Arbor, Michigan

OMEGA HEALTHCARE INVESTORS, INC.

900 Victors Way, Suite 350

Ann Arbor, Michigan 48108

(734) 887-0200

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

May 22, 2001

The accompanying proxy is solicited by the Board of Directors of
Omega Healthcare Investors, Inc. (the “Company”)
to be voted at the Annual Meeting of Shareholders to be held
May 22, 2001, and any adjournments of the meeting (the
“Annual Meeting”). It is anticipated that this proxy
material will be mailed on or about April 20, 2001 to
shareholders of record on April 13, 2001.

A copy of the Annual Report of the Company for the year ended
December 31, 2000, including financial statements, is
enclosed.

A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company (i) a signed instrument
revoking the proxy or (ii) a duly executed proxy bearing a
later date. A proxy also may be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. If the proxy is not revoked, it will be voted by those named in the proxy.

VOTING SECURITIES

The outstanding voting securities of the Company, as of
April 13, 2001, consisted of 19,989,956 shares of
common stock, par value $.10 per share (“Common
Stock”) and 1,048,420 shares of Series C
Convertible Preferred Stock (the “Series C
Preferred”). Each holder of record of Common Stock and
Series C Preferred as of the close of business on
April 13, 2001 is entitled to notice of and to vote at the
Annual Meeting or any adjournments thereof. Each holder of
shares of Common Stock is entitled to one vote per share on all matters properly brought before the Annual Meeting. The Holder of the Company’s Series C Preferred will vote as a
single class with holders of Common Stock on all matters
properly brought before the Annual Meeting on an as-converted basis, except as expressly required by law. The
1,048,420 shares of Series C Preferred outstanding as
of April 13, 2001 are convertible into
16,774,722 shares of Common Stock and accordingly an
aggregate of 36,764,678 votes are entitled to be cast by the holders of Common Stock and Series C Preferred at the
meeting. Shareholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

PROPOSAL 1 — ELECTION OF DIRECTORS

Director Nominees and Voting Requirements.

Pursuant to the Company’s Articles of Incorporation, the
directors have been divided into three groups. At this
year’s Annual Meeting, three Group III directors will
be elected to hold office for a term of three years or, in each case, until their respective successors have been duly elected and qualified.

Three directors currently serving on the Board of Directors have been appointed to fill vacancies created by the resignation of directors whose terms extended beyond 2001. Under Maryland law these directors are required to stand for election in order to serve out the remainder of the term of the director that they have replaced. Two of the replaced directors were Group I
directors whose terms were to expire in 2002 and one was a
Group II director whose term was to expire in 2003. The
three directors to be elected to serve as replacements for the directors who resigned will serve the remainder of the terms of the directors they

replaced, or, in each case until their successors have been duly elected and qualified. The remaining directors not standing for election shall continue in office until their respective terms expire or until their successors have been duly elected and
qualified.

The nominees for election to the three positions as
Group III directors are Edward Lowenthal,
Christopher W. Mahowald and Stephen D. Plavin. The
nominees for election to the two positions created by the
resignation of the two Group I directors are Thomas W.
Erickson and Donald J. McNamara. The nominee for election
to the one position created by the resignation of the one
Group II director is Daniel A. Decker.

If elected, the Group III nominees, Messrs. Lowenthal,
Mahowald and Plavin will serve three year terms that expire in
2004. If elected, the Group I nominees,
Messrs. Erickson and McNamara will serve terms that expire
in 2002. If elected, the Group II nominee, Mr. Decker,
will serve a term that expires in 2003. Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy card intend to vote
FOR the election of the nominees named above to hold office for the terms indicated above or until their respective successors have been duly elected and qualified.

Under the Company’s Bylaws directors are elected by a
plurality of the votes cast at the Annual Meeting. As a result, broker non-votes and the decision to withhold authority to vote for any or all of the director nominees named above will have no impact on the outcome of the voting.

If any nominee becomes unavailable for any reason (which event is not anticipated), the shares represented by the enclosed
proxy may (unless the proxy contains instructions to the
contrary) be voted for such other person or persons as may be determined by the holders of the proxies. In no event would the proxy be voted for more than six nominees.

Shareholders Agreement with Explorer

On July 14, 2000, Explorer Holdings, L.P.
(“Explorer”), an affiliate of Hampstead Investment
Partners III, L.P. (“Hampstead”), a private
equity investor, completed an investment (the
“Series C Investment”) of $100.0 million in
exchange for 1,000,000 shares of the Company’s
Series C Preferred. In connection with Explorer’s
Series C Investment, the Company entered into a
Shareholders Agreement with Explorer dated July 14, 2000
(the “Shareholders Agreement”) pursuant to which
Explorer is entitled to designate up to four members of the
Company’s Board of Directors depending on the percentage of
total voting securities (consisting of Common Stock and
Series C Preferred) acquired from time to time by Explorer
pursuant to the documentation entered into by Explorer in
connection with the Series C Investment. Explorer is
entitled to designate at least one director of the
Company’s Board of Directors as long as it owns at least
five (5%) percent of the total voting power of the Company and to approve one “independent director” as long as it
owns at least twenty-five (25%) percent of the shares it
acquired at the time it completed the Series C Investment
(or Common Stock issued upon the conversion of the Series C
Preferred acquired by Explorer at such time). Explorer has the right to elect additional preferred stock directors if the
dividends on shares of the Series C Preferred are in
arrears for four or more dividend periods. Explorer has waived such right through December 31, 2002 provided that
dividends on any shares of Series C Preferred are not in
arrears for six or more dividend periods from January 31,
2001 through December 31, 2002. See “Certain
Transactions — Dividend and Governance Right
Deferral.” Explorer’s director designation rights will
terminate upon the tenth anniversary of the Shareholders
Agreement.

Information Regarding Directors

The following information relates to the nominees for election as directors of the Company and the other persons whose terms as directors continue after this meeting. The information appearing below regarding director nominees is organized according to the director group to which such person is nominated. Individuals not standing for election at the Annual Meeting are presented under the heading “Continuing Directors.” The

group of Continuing Directors consists of two Group II
directors (Messrs. Franke and Korman) and one Group I
director (Mr. Kloosterman).

Year First

Became a

Term to

Directors

Director

Business Experience During Past 5 Years

Expire in

 Group III Nominees

 Edward Lowenthal (56)

1995

 Mr. Lowenthal is President and Chief Executive Officer of
 Wellsford Real Properties, Inc. (AMEX:WRP), a real estate
 Merchant bank, and was President of the predecessor of Wellsford
 Real Properties, Inc. since 1986. Mr. Lowenthal also
 serves as a director of United American Energy Corporation (a developer, owner and operator of energy facilities), Corporate
 Renaissance Group,  Inc. (a mutual fund), Equity
Residential Properties Trust, and Great Lakes REIT.

2004

 Christopher W. Mahowald*(39)

2000

 Mr. Mahowald is President of EFO Realty where he is
 responsible for the origination, analysis, structuring and
 execution of new investment activity and asset management
relating to EFO Realty’s existing real estate assets.

2004

 Stephen D. Plavin**(41)

2000

 Mr. Plavin is Chief Operating Officer of Capital
 Trust, Inc., a New York City-based specialty finance and
 investment management company and has served in this capacity since 1998. In this role, Mr. Plavin is responsible for all of the lending, investing and portfolio management activities of
Capital Trust, Inc.

2004

 Group I Nominees

 Thomas W. Erickson*(50)

2000

 Mr. Erickson has served as the Company’s Interim
 President and Chief Executive Officer since October 2000.
 Mr. Erickson has also served as President and Chief
 Executive Officer of CareSelect Group,  Inc., an operator
 of physician clinics, since 1994 and ECG Ventures, Inc., a
healthcare venture capital firm, since 1987.

2002

 Donald J. McNamara*(47)

2000

 Mr. McNamara is the founder of The Hampstead
 Group, L.L.C., a privately-held equity investment firm
 based in Dallas, Texas, and has served as its Chairman since its inception in 1989. He currently serves as Chairman of the Board of Directors of FelCor Lodging Trust (NYSE:FCH).
 Mr. McNamara also currently serves as a trustee of Saint
 Mark’s School, a trustee of the Virginia Tech Foundation,
 and a member of the Urban Land Institute. Mr.  McNamara is
also a director of Franklin Covey Co.

2002

Year First

Became a

Term to

Directors

Director

Business Experience During Past 5 Years

Expire in

 Group II Nominee

 Daniel A. Decker*(48)

2000

 Mr. Decker is Chairman of the Board and Executive Chairman
 of the Company and has served in these capacities since October
 2000 and March 2001, respectively. Mr. Decker has been a
 partner in the Hampstead Group since 1990. Mr. Decker
 currently serves as a director of Malibu Entertainment.
 Mr.  Decker has previously served on the boards of Bristol
 Hotel Company (NYSE), Wyndham Hotel Company (NYSE) and the Forum
Group (NASDAQ).

2003

 Continuing Directors

 Thomas F. Franke (71)

1992

 Mr. Franke is Chairman and principal owner of Cambridge
 Partners, Inc., an owner, developer and manager of
 multifamily housing in Grand Rapids and Ann Arbor, Michigan. He is also the principal owner of private healthcare firms
 operating in the United States and the United Kingdom and is a
 principal owner of a private hotel firm in the United Kingdom.
 Mr. Franke is a director of Principal Healthcare Finance
Limited and Omega Worldwide, Inc.

2003

 Harold J. Kloosterman (59)

1992

 Mr. Kloosterman currently serves as President of Cambridge
 Partners, Inc., a company he formed in 1985. He has been
 involved in the development and management of commercial,
 apartment and condominium projects in Grand Rapids and Ann
 Arbor, Michigan and in the Chicago area. Mr. Kloosterman
 was formerly a Managing Director of Omega Capital from 1986 to
 1992. Mr. Kloosterman has been involved in the acquisition, development and management of commercial and multifamily
 properties since 1978. He has also been a senior officer of
LaSalle Partners, Inc.

2002

 Bernard J. Korman (69)

1993

 Mr. Korman is Chairman of the Board of Trustees of
 Philadelphia Health Care Trust, a private healthcare foundation.
 He formerly was President, Chief Executive Officer and Director of MEDIQ Incorporated (health care services) from 1977 to 1995.
 Mr. Korman also is a director of the following public
 companies: The New America High Income Fund, Inc.
 (financial services), The Pep Boys, Inc. (auto supplies),
 Kramont Realty Trust (real estate investment trust), NutraMax
 Products,  Inc. (consumer health care products), and Omega
Worldwide, Inc.

2003

 *  Director designated by Explorer pursuant to the
Shareholders Agreement

**

 Independent Director approved by Explorer pursuant to the
Shareholders Agreement.

RECOMMENDATION

The Board of Directors of the Company unanimously recommends that shareholders vote FOR the election of
Messrs. Lowenthal, Mahowald, Plavin, Decker, Erickson and
McNamara.

PRINCIPAL SHAREHOLDERS

The Company believes that, at December 31, 2000 the
following holders beneficially owned more than 5% of the
outstanding shares of the Company’s Common Stock:

Number of

Shares of

Common Stock

Beneficially

Percent

Beneficial Owner

Owned

of Class

 Merrill Lynch & Co., Inc.

 (On behalf of Merrill Lynch Asset Management Group)

1,136,750
(1)

5.7%
(1)

 World Financial Center, North Tower
 250 Vesey Street
New York, NY 10381

 Hampstead Investment Partners III, L.P.

16,774,722
(2)

45.6%
(2)

 4200 Texas Commerce Tower West
 2200 Ross Avenue
Dallas, TX 75201

(1)

 Based on the Schedule 13G filed by Merrill
 Lynch & Co., Inc. with the Securities and
Exchange Commission on February 7, 2000.

(2)

 Represents shares of Common Stock issuable upon conversion of
 1,048,420 shares of Series C Preferred owned by
 Explorer as of April  13, 2001. Hampstead holds the
ultimate controlling interest in Explorer.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of
March 1, 2001 (i) by each of the Company’s
directors and the named executive officers appearing in the
table “Compensation of Executive Officers” below and
(ii) by all directors and executive officers as a group.
Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially
owned by them, subject to community property laws where
applicable.

Number of

Shares of

Common Stock

Beneficially

Percent

Beneficial Owner

Owned

of Class(1)

 Thomas W. Erickson

35,000
(2)

0.17%

 Essel W. Bailey, Jr.

324,828
(3)

1.62%

 Richard M. FitzPatrick

—

—

 F. Scott Kellman

39,888
(4)(5)

0.2%

 Susan A. Kovach

14,152
(6)

*

 Laurence D. Rich

13,239
(7)

*

 Thomas F. Franke

36,274
(8)(9)

0.18%

 Harold J. Kloosterman

36,429
(8)(10)

0.18%

 Bernard J. Korman

361,900

1.81%

 Edward Lowenthal

4,300
(11)

*

 Christopher W. Mahowald

—

*

 Donald J. McNamara

16,774,722
(12)

45.58%

 Daniel A. Decker

16,774,722
(12)

45.58%

 Stephen D. Plavin

—

*

 Directors and executive officers as a group (14 persons)

17,640,732
(13)

47.94%

*  Less than 0.10%

The business address of all the above persons is 900 Victors
Way, Suite 350, Ann Arbor, Michigan 48108.

(1)

 Based on Common Stock outstanding as of March 1, 2001
 (except as to Messrs.  McNamara and Decker and directors
 and officers as a group, which includes shares of Common Stock issuable upon conversion of Series C Preferred. See
Note 12).

(2)

Includes stock options that are exercisable within 60 days.

(3)

 Includes shares owned jointly by Mr. Bailey and his wife,
 plus 7,755 shares held solely in Mrs. Bailey’s
 name. Mr. Bailey disclaims any beneficial interest in the
 shares held solely by Mrs. Bailey. Mr. Bailey resigned
 from all positions with the Company effective July 14,
 2000. These numbers are based on information previously provided to the Company as Mr. Bailey is no longer required to file
beneficial ownership reports.

(4)

 Includes shares owned jointly by Mr. Kellman and his wife,
 plus 171 shares held solely in Mrs. Kellman’s
 name. Mr. Kellman disclaims any beneficial interest in the
shares held solely by Mrs. Kellman.

(5)

 Includes 9,462 unvested shares of Restricted Stock, of which
 8,815 shares and 647 shares were granted in
February 2000 and January 1999, respectively.

(6)

 Includes 4,934 unvested shares of Restricted Stock, of which
 4,677 shares and 257 shares were granted in
 February 2000 and January 1999, respectively.
 Ms. Kovach resigned from all positions with the Company
effective April 6, 2001.

(7)

 Includes 4,532 unvested shares of Restricted Stock, of which
 4,317 shares and 215 shares were granted in
February 2000 and January 1999, respectively.

(8)

 Includes stock options that are exercisable within 60 days
to acquire 999 shares.

(9)

 Includes 22,675 shares owned by a family limited liability
 company (Franke Family LLC) of which Mr. Franke is a
Member.

(10)

 Includes shares owned jointly by Mr. Kloosterman and his
 wife, and 23,269  shares held solely in
Mrs. Kloosterman’s name.

(11)

 Includes 1,000 shares held in a private profit sharing plan for the benefit of Mr. Lowenthal.

(12)

 Represents shares of Common Stock issuable upon conversion of
 1,048,420 shares of Series C Preferred owned by
 Explorer as of April  13, 2001. Messrs. McNamara and
 Decker disclaim beneficial ownership of the Series C
 Preferred, which they may be deemed to beneficially own because of their ownership interests in Hampstead, which holds the
ultimate controlling interest in Explorer.

(13)

 Includes options that are exercisable within 60 days to
 acquire 36,998 shares. Also includes 18,928 unvested shares of restricted stock. Includes shares of Common Stock issuable upon conversion of Series C Preferred owned by Explorer.
See Note 12.

DIRECTORS AND OFFICERS OF THE COMPANY

Board of Directors and Committees of the Board

The Board of Directors held 24 meetings during 2000.
Henry H. Greer, a former member of the Company’s Board
of Directors attended 11 of the 21 meetings held during the time he was director. All other members of the Board of Directors attended more than 75% of the Board or Committee meetings held during 2000.

The Board of Directors has an Audit Committee consisting of
Messrs. Korman, Kloosterman and Plavin, a Compensation
Committee consisting of Messrs. Kloosterman, McNamara and
Franke, an Independent Directors Committee consisting of
Messrs. Franke, Kloosterman, Korman and Lowenthal, and an
Executive Committee consisting of Messrs. Decker and Korman.

The Board of Directors does not have a standing Nominating
Committee and the functions that would typically be performed by this Committee are performed by the entire Board of Directors, except that each nominee that is not designated by Explorer
pursuant to the Shareholders Agreement will be designated by the
Independent Directors Committee.

The Audit Committee, met two times in 2000. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (i) the annual financial
information to be provided to shareholders and the Securities and Exchange Commission; (ii) the system of internal
controls that management has established; and (iii) the
external audit process. In addition, the Audit Committee
provides an avenue for communication between the independent accountants, financial management and the Board.

The Compensation Committee met three times during 2000 and has responsibility for the compensation of the Company’s key
management personnel and administration of the Company’s
2000 Stock Incentive Plan and the Company’s 1993 Deferred
Compensation Plan. Prior to its termination in 2000, the
Compensation Committee also administered the Company’s
Amended and Restated Stock Option and Restricted Stock Plan (the
“Amended and Restated Plan”).

The Independent Directors Committee, which did not meet during
2000, has responsibility for passing upon those issues with
respect to which a conflict may exist between the Company and
Explorer and/or Hampstead, including issues with respect to the allocation of costs between the Company and Explorer pursuant to the Advisory Agreement between the Company and Explorer. The
Independent Directors Committee is expected to meet in the near future in connection with the review of fees to be paid pursuant to the Advisory Agreement. See “Certain
Transactions — Advisory Agreement” below.

The Executive Committee, which met four times during 2000, has the responsibility to act on behalf of the Board of Directors in between meetings of the Board of Directors.

Compensation of Directors

For the year ended December 31, 2000, the Company paid each
non-employee director a fee of $20,000 per year for
services as a director, plus $3,000 for services as a Committee
Chairperson and $500 for attendance at a meeting of the Board of
Directors, or any Committee thereof during the first and second quarters of Fiscal 2000 and $1,000 for attendance at such a
meeting during the third and fourth quarters of Fiscal 2000 as well as $500 for each teleconference meeting. In addition, the
Company reimbursed the directors for travel expenses incurred in connection with their duties as directors. Employee directors received no compensation for service as directors. The cash
compensation (not including reimbursement for expenses) paid by the Company in consideration of Mr. Decker’s and
Mr. McNamara’s service on the Board of Directors as
Explorer designees was paid directly to Hampstead, an affiliate of Explorer.

The Committee plans to change the manner in which non-employee directors will be awarded cash compensation for 2001 and
thereafter. Going forward, each non-employee director will
receive a cash payment equal to $10,000 per year, payable
in quarterly installments of $2,500. In addition, each
non-employee director will also be entitled to receive fees
equal to $1,000 per meeting for attendance at each regularly scheduled meeting of the Board of Directors. For each
teleconference or called special meeting of the Board of
Directors, each non-employee director will receive $1,000 for meetings with a duration in excess of 15 minutes and $500
for meetings with a duration of less than 15 minutes. The
Company will also continue to reimburse directors for travel expenses incurred in connection with their duties as directors.
In addition, the Company expects to continue paying this cash compensation and expense reimbursement in connection with
Mr. Decker’s and Mr. McNamara’s service on
the Board directly to Hampstead.

Mr. Erickson is compensated through payments made to an
entity controlled by Mr. Erickson under the Management
Service Agreement. Under the Management Services Agreement,
Mr. Erickson may also receive awards of stock options and
dividend equivalent rights. See “Compensation and Severance
Agreements — Management Services Agreement.”

Robert L. Parker, a former director of the Company,
provided ongoing consulting services to the Company during the time he served as a director. Mr. Parker received
$3,000 per month up until the time of his resignation from
the Board on July 14, 2000.

Directors are eligible to participate in the Company’s 2000
Stock Incentive Plan. Prior to its termination in 2000,
directors received option grants under the Company’s
Amended and Restated Plan. Each non-employee director was
awarded options with respect to 10,000 shares at the date
the plan was adopted or on

his or her subsequent election as a director of the Company, and each non-employee director is to be granted an additional option grant with respect to 1,000 shares on January 1 of
each year they serve as a director of the Company. On
July 17, 2000, Messrs. Decker, Erickson, Mahowald and
Plavin each received their initial award of an option to
purchase 10,000 shares of Common Stock. Mr. McNamara
received his initial award of an option to purchase
10,000 shares of Common Stock on October 17, 2000. All
grants have been and are to be at an exercise price equal to
100% of the fair market value of the Company’s Common Stock
on the date of the grant. Non-employee director options vest one third after each year for three years.

During the year ended December 31, 2000,
Messrs. Franke, Kloosterman, Korman and Lowenthal were each
awarded a grant of 300 shares of restricted stock, which
grant vested six (6) months after the date of grant.

The Compensation Committee plans to modify the manner in which non-employee directors will receive grants of stock going
forward. In the future, each non-employee director will receive a grant of shares of Common Stock equal to the number of shares determined by dividing the sum of $2,500 by the fair market
value of the stock on the date of each quarterly grant
(currently set as February 15, May 15, August 15,
and November 15).

In addition, a borrowing program was adopted to enable directors and employees to borrow funds from the Company with which to purchase shares of the Company’s Common Stock pursuant to
the exercise of stock options. See “Certain
Transactions — Borrowing Program,” below, for a
more complete description of the borrowing program.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee (the “Committee”)
administers the Company’s 2000 Stock Incentive Plan and
1993 Deferred Compensation Plan, and has responsibility for
other incentive and benefit plans. During Fiscal 2000, the
Committee also administered the Company’s Amended and
Restated Plan. The Amended and Restated Plan was terminated in
2000. The Committee determines the compensation of the
Company’s executive officers and reviews with the Board of
Directors all aspects of compensation for the Company’s
executive officers.

The Company has determined that it is in its best interests to undertake a re-evaluation of many fundamental aspects of its business, including the composition of its management team and the manner in which they are compensated. On October 1,
2000, Mr. Erickson was appointed Interim Chief Executive
Officer of the Company for the purpose of guiding the Company through this re-evaluation process. Although the Company is
considering modifying the manner in which it compensates
executives in the future in connection with the re-evaluation, no definitive action has been taken or recommendation finalized.

Historically, the policy of the Company and the guidelines
followed by the Committee have been directed toward providing compensation to the Company’s executive officers in order
to achieve the following objectives:

1)

 Assist the Company in attracting and retaining talented and well-qualified executives.

2)

Reward performance and initiative.

3)

 Be competitive with other healthcare real estate investment trusts.

4)

 Be significantly related to accomplishments and the
 Company’s short-term and long-term successes, particularly
 measured in terms of growth in funds from operations on a per share basis.

5)

 Encourage executives to achieve meaningful levels of ownership of the Company’s stock.

The Company’s historical compensation practices have
embodied the principle that annual bonuses should be based
primarily on achieving Company objectives that enhance long-term shareholder value, and

that meaningful stock ownership by management, including
participation in various benefit plans providing for stock
options, restricted stock and retirement, is desirable in
aligning shareholder and management interests.

The Company’s approach to base compensation levels has been
to offer competitive salaries in comparison with prevailing
market practices. The Committee has annually examined market compensation levels and trends. Additionally, the Committee has also considered the pool of executives who currently are
employed in similar positions in public companies, with emphasis on salaries paid by real estate investment trusts.

The Committee has evaluated executive officer salary decisions in connection with an annual review and based on input from the
Chairman of the Board and the Chief Executive Officer of the
Company. In undertaking the annual review, the Committee
considered the decision-making responsibilities of each position and the experience, work performance and team-building skills of each incumbent. The Committee has viewed work performance as the single most important measurement factor, followed by
team-building skills and decision-making responsibilities.

For executives other than the Chief Executive Officer of the
Company, the Committee has given consideration to both overall
Company performance and the performance of the specific areas of the Company under the incumbent’s direct control. It was
the Committee’s view that this balance supported the
accomplishment of overall objectives and rewarded individual contributions by executive officers. Individual annual bonuses for each named executive have been consistent with market
practices for positions with comparable decision-making
responsibilities.

In connection with retaining the services of Mr. Erickson
to act as the Company’s Interim Chief Executive Officer,
the Company entered into a Management Services Agreement (the
“Management Services Agreement”) dated October 1,
2000 with Mr. Erickson and an entity controlled by
Mr. Erickson. The Committee believes that the monthly
payments made to Mr. Erickson under the terms of the
Management Services Agreement are consistent with the duties and scope of responsibilities assigned to Mr. Erickson as
Interim Chief Executive Officer. In order to align
Mr. Erickson’s interests with the long-term interests
of the Company, Mr. Erickson’s compensation package
includes significant equity based compensation including stock options and dividend equivalent rights. For a detailed
description of the proposed terms of the Management Services
Agreement see “Certain Transactions — Management
Services Agreement” below.

The SEC requires that this report comment upon the
Company’s policy with respect to Section 162(m) of the
Internal Revenue Code. Section 162(m) disallows a federal
income tax deduction for compensation over $1 million to
any of the named executive officers unless the compensation is paid pursuant to a plan which is performance-related,
non-discretionary and has been approved by the Company’s
shareholders. The Company did not pay any compensation during
2000 that would be subject to Section 162(m). The Company
believes that, because it qualifies as a REIT under the Internal
Revenue Code and therefore is not subject to federal income
taxes on its income to the extent distributed, the payment of compensation that does not satisfy the requirements of
Section 162(m) will not generally affect the Company’s
net income, although to the extent that compensation does not qualify for deduction under Section 162(m) a larger portion
of shareholder distributions may be subject to federal income taxation as dividend income rather than return of capital. The
Company does not believe that Section 162(m) will
materially affect the taxability of shareholder distributions, although no assurance can be given in this regard due to the variety of factors that affect the tax position of each
shareholder. For these reasons, the Compensation
Committee’s compensation policy and practices are not
directly governed by Section 162(m).

Compensation Committee of the Board

/s/ Donald J. McNamara

/s/ Harold J. Kloosterman

/s/ Thomas F. Franke

Compensation of Executive Officers

The following table sets forth, for the years ended
December 31, 2000, 1999, and 1998, the compensation for
services in all capacities to the Company of (i) each
person who served as Chief Executive Officer during the year ended December 31, 2000 and (ii) the four most highly
compensated executive officers serving at December 31, 2000.

Long-Term Compensation

Award(s)

Payouts

Annual Compensation

Restricted

Securities

All

Other Annual

Stock

Underlying

LTIP

Name and

Compensation

Award(s)

Options/

Payouts

Principal Position

Year

Salary($)

Bonus($)

($)(1)

($)

SARs(#)

($)

 Thomas W. Erickson

2000

127,055
(3)

—

—

—

45,000
(4)

—

Interim Chief Executive Officer (Since October 1, 2000)

 Essel W. Bailey, Jr.

2000

241,718

—

—

381,500
(5)

—

—

Chief Executive Officer

1999

440,000

66,000

—

66,000
(5)

50,000

—

(Prior to July 14, 2000)

1998

420,000

75,000

—

140,500
(5)

—

—

 Richard M. FitzPatrick

2000

139,634
(7)

—

—

—

—

—

Chief Financial Officer (Since July 14, 2000)

 F. Scott Kellman

2000

266,651

325,000
(8)

—

212,400
(9)

500,000
(10)

—

Chief Operating Officer

1999

245,000

55,000

—

55,000
(9)

27,500

—

1998

236,000

65,000

—

78,200
(9)

—

—

 Susan A. Kovach

2000

143,219

90,000
(8)

—

112,700
(11)

227,500
(10)

—

Vice President,

1999

130,000

26,000

—

26,000
(11)

17,500

—

Secretary and General

1998

120,000

15,000

—

31,100
(11)

—

—

Counsel (Resigned effective April 6, 2001)

 Laurence D. Rich

2000

139,833

115,000
(8)

—

104,000
(12)

227,500
(10)

—

Vice President

1999

120,000

27,500

—

27,500
(12)

15,000

—

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other

Name and

Compensation

Principal Position

($)(2)

 Thomas W. Erickson

—

Interim Chief Executive Officer (Since October 1, 2000)

 Essel W. Bailey, Jr.

2,547,110
(6)

Chief Executive Officer

(85,229
)

(Prior to July 14, 2000)

252,043

 Richard M. FitzPatrick

—

Chief Financial Officer (Since July 14, 2000)

 F. Scott Kellman

10,743

Chief Operating Officer

(19,559
)

37,092

 Susan A. Kovach

3,741

Vice President,

9,385

Secretary and General

1,800

Counsel (Resigned effective April 6, 2001)

 Laurence D. Rich

3,239

Vice President

9,664

(1)

 “Other Annual Compensation” includes the aggregate of
 perquisites and other personal benefits, securities or
 properties that exceed 10% of salary and bonus of each named executive.

(2)

 Consists of Company contributions to its 401(k) Profit-Sharing
 Plan and provisions for each participant under the
 Company’s 1993 Deferred Compensation Plan, except as
 follows or as otherwise noted in footnotes appearing in this column: with respect to Mr. Bailey, such amount includes
 $219,525 for 1998 from the settlement of the Directors’
 Retirement Plan as described under “Compensation of
 Directors”; with respect to Mr.  Kellman, such amount
 includes a payment of $8,036 for consideration of acceleration of certain options in 1999; with respect to Ms. Kovach,
 such amount includes a payment of $3,325 for consideration of acceleration of certain options in 1999; with respect to
 Mr. Rich, such amount includes a payment of $2,700 for
consideration of acceleration of certain options in 1999.

(3)

 Represents amounts paid to a company controlled by
 Mr. Erickson pursuant to the terms of the Management
 Services Agreement in consideration of the services performed by
 Mr.  Erickson as Interim Chief Executive Officer of the
 Company. See “Compensation and Severance
Agreements — Management Services Agreement.”

(4)

 Includes 35,000 shares subject to an option granted to
 Mr. Erickson under the terms of the Management Services
 Agreement and 10,000  shares subject to an option granted
 to Mr. Erickson in consideration of becoming a director of
 the Company. See “Compensation and Severance
Agreements — Management Services Agreement.”

(5)

 Represents restricted stock awards of 63,321 shares,
 8,516 shares and 4,655  shares of Common Stock made to
 Mr. Bailey on February 10, 2000, January 31, 2000
 and January 4, 1999, respectively. The February 10,
 2000 award was a prospective award for service in fiscal 2000.
 The January 31, 2000 and January 4, 1999 awards
 represent compensation earned in fiscal 1999 and 1998,
 respectively. With regard to the February 10, 2000 award,
 47,490 shares were released from vesting requirements
 pursuant to the Consulting and Severance Agreement dated
 July 18, 2000 (the “Bailey Severance Agreement”)
 between the Company and Mr. Bailey. The Bailey Severance
 Agreement also provides that 15,831  shares of the
 February 10, 2000 award would be awarded if the price of
 the Common Stock met certain performance hurdles prior to
 February 10, 2001. See “Compensation and Severance
 Agreements — Bailey Severance Agreement.” The
 performance of the Common Stock did not satisfy the performance hurdle prior to the required time and Mr. Bailey was not
 awarded the 15,831 shares referred to above. Under the
 terms of the Bailey Severance Agreement the vesting of 12,218 restricted shares held by Mr. Bailey in connection with
 restricted stock awards made prior to the February 10, 2000 award was accelerated.

(6)

 Includes severance pay of $1,555,000, $249,510 paid in
 connection with certain deferred compensation units held by
 Mr. Bailey and $737,500 in consulting fees paid to
 Mr. Bailey through December 31, 2000. Mr. Bailey
 received payment with respect to the items described in the prior sentence under the terms of the Bailey Severance
 Agreement. See “Compensation and Severance
Agreements — Bailey Severance Agreement.”

(7)

 Represents compensation payable to Mr. FitzPatrick by
 Hampstead in consideration of Mr. FitzPatrick serving as
 the Company’s Chief Financial Officer through
 December  31, 2000. Pursuant to the Advisory Agreement, the
 Company has agreed to reimburse Explorer for the services
 provided to the Company by Mr. FitzPatrick. See
“Certain Transactions — Advisory Agreement.”

(8)

 Includes a special bonus paid to a named individual in
 connection with the Series C Investment pursuant to a
 Compensation Agreement entered into between such individual and the Company. See “Compensation and Severance
 Agreements — Compensation Agreements with
Management.”

(9)

 Represents restricted stock awards of 35,258 shares,
 7,097 shares, and 2,590  shares of Common Stock made
 to Mr. Kellman on February 10, 2000, January 31,
 2000 and January 4, 1999, respectively. The
 February 10, 2000 award was a prospective award for service in fiscal 2000. The January 31, 2000 and January 4,
 1999 awards represent compensation earned in fiscal 1999 and
 1998, respectively. With respect to the February 10, 2000
 grant, 25% of the shares are to vest 180 days following the grant date and 25% of the shares are to vest on each anniversary of the grant date for the next three years. Under the
 February 10, 2000 award, 17,629 shares were awarded
 subject to the price of the Common Stock meeting certain
 performance hurdles. The price of the Common Stock did not
 satisfy the required performance hurdles, and the
 17,629 shares referred to above were forfeited in
 accordance with the terms of the grant. With respect to the
 January  31, 2000 grant, 50% of the shares vested
 180 days following the grant date, with the balance vesting on the anniversary of the grant date. With respect to the
 January 4, 1999 grant, 25% of the shares vested 180
 days following the grant date, with the balance vesting in equal
 25% increments on each anniversary of the grant date.
 Mr. Kellman receives dividends on unvested shares. The
 number of unvested shares and value of Mr. Kellman’s
 restricted stock awards as of the end of last year were
 13,656 shares and $42,675 of which 4,195 shares and
 8,814 shares were released in January and February 2001,
respectively.

(10)

 Represents special grant of options to named individual in
 connection with the Series C Investment pursuant to the
 terms of a Compensation Agreement between such individual and the Company. See “Compensation and Severance
 Agreements — Compensation Agreements with
Management.”

(11)

 Represents restricted stock awards of 18,708 shares,
 3,355 shares and 1,030  shares of Common Stock made to
 Ms. Kovach on February 10, 2000, January 31, 2000
 and January 4, 1999, respectively. The February 10,
 2000 award was a prospective award for service in fiscal 2000.
 The January 31, 2000 and January 4, 1999 awards
 represent compensation earned in fiscal 1999 and 1998,
 respectively. With respect to the February 10, 2000 grant,
 25% of the shares are to vest 180 days following the grant
 date and 25% of the shares are to vest on each anniversary of the grant date for the next three years. Under

 the February 10, 2000 award, 9,354 shares were awarded
 subject to the price of the Common Stock meeting certain
 performance hurdles. The price of the Common Stock did not
 satisfy the required performance hurdles and the
 9,354 shares referred to above were forfeited in accordance with the terms of the grant. With respect to the
 January 31, 2000 grant, 50% of the shares vested
 180 days following the grant date with the remaining 50%
 vesting on the anniversary of the grant date. With respect to the January 4, 1999 grant, 25% of the shares vested
 180 days following the grant date with the balance vesting
 in equal 25% increments on each anniversary of the grant date.
 Ms.  Kovach receives dividends on unvested shares. The
 number of unvested shares and value of Ms. Kovach’s
 restricted stock awards at the end of last year were
 6,868 shares and $21,463 of which 1,934 shares and
 4,677 shares were released in January and February 2001,
respectively.

(12)

 Represents restricted stock awards of 17,269 shares and
 3,548 shares of Common Stock made to Mr. Rich on
 February 10, 2000 and January 31, 2000, respectively.
 The February 10, 2000 award was a prospective award for
 service in fiscal 2000. The January 31, 2000 award
 represents compensation earned in fiscal 1999. With respect to the February 10, 2000 grant, 25% of the shares are to vest
 180 days following the grant date and 25% of the shares are to vest on each anniversary of the grant date for the next three years. Under the February 10, 2000 award, 8,634 shares
 were awarded subject to the price of the Common Stock meeting certain performance hurdles. The price of the Common Stock did not satisfy the required performance hurdles and the
 8,634 shares referred to above were forfeited in accordance with the terms of the grant. With respect to the January
 31, 2000 grant, 50% of the shares vested 180 days following the grant date, with the remaining 50% vesting on the
 anniversary of the grant date. Mr.  Rich receives dividends on unvested shares. The number of unvested shares and value of
 Mr. Rich’s restricted stock awards at the end of last
 year were 430 shares and $1,344 from a 1999 grant awarded
 before Mr. Rich became an officer, of which 215 shares
 were released in January 2001; and 6,091 shares and $19,034 of which 1,774 shares and 4,317 shares were released
in January and February 2001, respectively.

Compensation and Severance Agreements

Compensation Agreements with Management

In June 2000, the Company entered into Compensation Agreements with F. Scott Kellman, Susan A. Kovach and
Laurence D. Rich. Pursuant to the agreements, the
executives received a bonus in 2000 in the following amounts:
Kellman, $200,000; Kovach, $40,000; and Rich, $40,000. The
agreements established each executive’s annual salary as
follows: Kellman, $285,000; Kovach, $155,000; and Rich,
$155,000, with increases to at least the following amounts on
January 1, 2001: Kellman, $300,000; Kovach, $175,000; and
Rich, $175,000. Each executive has the opportunity to receive an annual bonus of up to 100% of their annual salary, based on his or her performance.

Pursuant to the Compensation Agreements, in 2000, each executive received a grant of a non-qualified stock option to purchase
Common Stock in the following amounts: Kellman,
500,000 shares; Kovach, 227,500 shares; and Rich,
227,500 shares. The stock options are vested as to 30% of
the shares as of December 31, 2001 and as to an additional
one-sixtieth (1/60th) of the shares for each month of service thereafter. The exercise price of each stock option is $6.25.
Each executive also received a grant of dividend equivalent
rights (“DERs”), payable in cash, with respect to the
same number of shares of Common Stock covered by their
respective awards of non-qualified stock options. The DERs are subject to the same vesting schedule as the stock options. DERs accrue only when the Company’s operations meet or exceed
performance criteria established by the Compensation Committee.
DERs accrue in the same amount and at the same time as the
dividends declared on Common Stock. The maximum amount of DERs that may be earned is limited to the exercise price of the
related option. If the related stock options expire, the vested
DERs will be paid out in cash in equal monthly payments over the following year.

Each agreement provides for severance benefits payable upon
termination of the executive by the Company without
“cause” or if the executive quits with “good
reason,” in an amount equal to two times the sum of the
executive’s highest annual salary plus average bonus
(including certain restricted stock grants) during the three years preceding termination (but excluding the bonuses paid in
2000 upon the execution of

the Compensation Agreement). Each Compensation Agreement
provides that if an executive officer incurs an excise tax under the Internal Revenue Code, the Company will pay such additional compensation as is necessary to put him or her in the same
after-tax position as if no excise tax had been imposed. Each agreement provides for accelerated vesting upon termination of any then unvested stock grants, stock options, and deferred
compensation units. For the severance provisions to apply, the termination must occur no later than July 14, 2005.

Management Services Agreement

The Company entered into a Management Services Agreement dated
October 1, 2000 with ECG Ventures, Inc. and Thomas W.
Erickson, pursuant to which Mr. Erickson will provide
services as the interim Chief Executive Officer of the Company.
The agreement will be effective from October 1, 2000
through March 31, 2001.

Pursuant to the agreement, Mr. Erickson will receive a
monthly salary equal to $41,667 and will receive reimbursement for reasonable business expenses and a portion of his group
health insurance premiums. Subject to the terms of the
Company’s 2000 Stock Incentive Plan and Compensation
Committee approval, Mr. Erickson will receive a
nonqualified stock option to purchase 35,000 shares of the
Common Stock at an exercise price of $6.25 per share. The
stock options will be fully vested as of May 1, 2001.
Mr. Erickson will also receive DERs, payable in cash, with
respect to 35,000 shares of Common Stock. The DERs will be
subject to the same vesting schedule as the stock options.

The agreement provides for severance benefits payable upon
termination of Mr. Erickson’s employment by the
Company without “cause” or if he resigns with
“good reason,” in an amount equal to the remaining
cash compensation due under the agreement. In addition, all
unvested stock options and DERs will continue to vest in
accordance with the vesting schedule.

Pursuant to the agreement, during the term of the agreement and for two years following his termination, Mr. Erickson
agrees not to disclose confidential information. In addition,
Mr. Erickson agrees not to disclose trade secrets for so
long as permitted by applicable law.

Bailey Severance Agreement

On July 18, 2000, the Company entered into a Consulting and
Severance Agreement with Essel W. Bailey, Jr. (the
“Bailey Severance Agreement”), pursuant to which
Mr. Bailey resigned as an officer of the Company.
Mr. Bailey’s resignation and the Bailey Severance
Agreement was effective as of July 14, 2000.

Pursuant to the Bailey Severance Agreement, Mr. Bailey
received payment of his regular base salary through the
effective date of his resignation and a lump-sum severance
payment equal to $1,555,000. The Bailey Severance Agreement
provides that Mr. Bailey is fully vested in his deferred
compensation plan and in 59,708 shares of his restricted
stock. Mr. Bailey’s deferred compensation units,
valued at $249,510 and the value of his account under the
Company’s terminated director’s retirement plan were
transferred to an account in his name. The agreement also
provides that Mr. Bailey will be fully vested in the
remaining 15,831 shares of his restricted stock if the
Common Stock reaches a per share value of at least $10 for ten consecutive business days, or an average price of $10 over a period of thirty consecutive business days during the period from July 11, 2000 to February 10, 2001. The vesting
requirements with respect to the 15,381 shares of Common
Stock described in the prior sentence were not met and so such shares were cancelled. The Bailey Severance Agreement also
provides that Mr. Bailey’s unvested options to
purchase 85,000 shares of Common Stock terminated on his
resignation date. The agreement permits Mr. Bailey to
transfer shares he purchased under the Borrowing Program back into the Company in satisfaction of his debt under the Borrowing
Program (as such term is defined under “Certain
Transactions — Borrowing Program”). The agreement
provides Mr. Bailey with an office and secretarial support,
life insurance, health insurance and long-term disability
insurance for a period of twenty-four months following his
resignation date. The Bailey Severance Agreement provides that if Mr. Bailey incurs an excise tax under the Internal
Revenue Code, the Company will pay such additional compensation as is necessary to put him in the same after-tax position as if no excise tax had been imposed.

Pursuant to the Bailey Severance Agreement, Mr. Bailey will
provide consulting services to the Company for twelve months following his resignation. Mr. Bailey agrees not to compete
with the Company or solicit any of its customers or employees for twenty-four months following his resignation. In exchange for the consulting services and his agreement not to compete with the Company or solicit its customers or employees,
Mr. Bailey will receive compensation equal to
$147,500 per month for twelve months. Mr. Bailey also
agrees not to disclose confidential information and trade
secrets for long as protected by applicable law.

Options/ SAR Grants in Last Fiscal Year

The following table sets forth certain information concerning options/ SARs granted during 2000 to Messrs. Erickson,
Kellman and Rich and Ms. Kovach. Messrs. Bailey,
FitzPatrick and Stover did not receive any option grants during
2000 and therefore do not appear in the table below.

Individual Grants

Potential Realizable Value

Number of

% of Total

at Assumed Annual Rates of

Securities

Options/SARs

Exercise

Stock Price Appreciation for

Underlying

Granted to

or Base

Option Term(1)

Options/SARs

Employees in

Price

Expiration

Name

Granted(2)

Fiscal Year

($/Share)

Date

5%($)

10%($)

 Thomas W. Erickson

10,000
(3)

$
6.250

7/17/11

$
29,400

$
90,900

35,000
(4)(5)

6.250

11/01/11

117,950

343,000

45,000

4.20
%

147,350

433,900

 F. Scott Kellman

500,000
(5)(6)

46.62
%

6.250

7/17/11

1,470,000

4,545,000

 Susan A. Kovach

227,500
(5)(6)

21.21
%

6.250

7/17/11

668,850

2,067,975

 Laurence D. Rich

227,500
(5)(6)

21.21
%

6.250

7/17/11

668,850

2,067,975

(1)

 The assumed annual rates of appreciation of 5% and 10% would result in the price of the Company’s stock increasing, at
 the expiration date of the options, to $9.19 and $15.34 for the
 July  17, 2000 grant, and $9.62 and $16.05 for the
 November  1, 2000 grant. There is no assurance that the
stock price will appreciate at such rates.

(2)

 Represents a grant of non-qualified options which expires eleven
(11) years after the date of grant.

(3)

 Vests in equal increments of 1/3rd on each anniversary of the grant date of July 17, 2001.

(4)

 The shares subject to such option will vest on the earlier of
 (a) May 1, 2001 or (b) upon the termination of
the Management Services Agreement.

(5)

Shares granted in tandem with dividend equivalent rights.

(6)

 30% of the shares subject to the indicated option grant will vest on December  31, 2001, with the remainder vesting in
equal monthly increments of 1/60th thereafter.

Aggregated Options/ SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/ SAR Values

The following table summarizes options and SARs exercised during
2000 and presents the value of unexercised options and SARs held by the named executive officers at December 31, 2000.
Messrs. Bailey, FitzPatrick and Stover did not have any
outstanding options or SARs at December 31, 2000 and
therefore do not appear in the table below.

Number of Securities

In-the-Money

Shares

Underlying Unexercised

Options/SARs at

Acquired

Options/ SARs at

Fiscal

on

Value

Fiscal Year-End(#)

Year-End($)

Exercise

Realized

Unexercisable(U)

Unexercisable(U)

Name

(#)

($)

Exercisable(E)

Exercisable(E)

 Thomas W. Erickson

—

—

45,000(U
)

0(U
)

 F. Scott Kellman

—

—

500,000(U
)

0(U
)

—

—

27,880(E
)

0(E
)

 Susan A. Kovach

—

—

227,500(U
)

0(U
)

 Laurence D. Rich

—

—

227,500(U
)

0(U
)

Long-Term Incentive Plan

For the period from August 14, 1992 (date of commencement
of operations of the Company) through December 31, 2000,
the Company had no long-term incentive plans.

Defined Benefit or Actuarial Plan

For the period from August 14, 1992 (date of commencement
of operations of the Company) through December 31, 2000,
the Company had no pension plans.

Compensation Committee Interlocks and Insider
Participation

Mr. Decker, the Chairman of the Board and Executive
Chairman of the Company, and Mr. Erickson, the current
Interim Chief Executive Officer of the Company, were previously members of the Company’s Compensation Committee. Both
Mr. Decker and Mr. Erickson have resigned from the
Compensation Committee as of March 30, 2001.
Mr. Decker, an affiliate of Hampstead, can be deemed to
have an interest in the Dividend Deferral Letter Agreement,
Shareholders Agreement and the Advisory Agreement (as such terms are defined under the caption “Certain Transactions”
below). See “Certain Transactions — Dividend and
Governance Right Deferral,” “— Shareholders
Agreement” and “— Advisory Agreement.”
Mr. Erickson can be deemed to have an interest in payments
made by the Company under the terms of the proposed Management
Services Agreement. See “Compensation and Severance
Agreements — Management Services Agreement.”

COMPARISON OF CUMULATIVE TOTAL RETURN*

Among:  Omega Healthcare Investors, Inc.

                All
 REIT Index**

                S&P
 500 Index

[LINE GRAPH]

OHI INDEX

ALL REITS

S&P INDEX

 12/31/95

100

100

100

 3/31/96

137

103

105

 6/30/96

135

107

110

 9/30/96

151

114

113

 12/31/96

173

136

123

 3/31/97

160

136

126

 6/30/97

177

144

148

 9/30/97

200

160

159

 12/31/97

220

161

164

 3/31/98

238

160

187

 6/30/98

218

153

193

 9/30/98

208

136

174

 12/31/98

190

131

211

 3/31/99

154

124

221

 6/30/99

177

137

237

 9/30/99

149

125

222

 12/31/99

94

125

255

 3/31/00

50

125

261

 6/30/00

36

138

254

 9/30/00

51

149

252

 12/31/00

32

154

232

*

Total return assumes reinvestment of dividends.

**

 The All REIT Index is published by National Association of Real
 Estate Investment Trusts, Inc. (“NAREIT”),
 Washington, D.C. It is comprised of all REITs traded on the
 New York Stock Exchange, the American Stock Exchange and NASDAQ
 National Market System. A list of those REITs is available by request to the Company or NAREIT.

THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS
NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

THE REPORTS OF THE COMPENSATION COMMITTEE AND THE AUDIT
COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS ABOVE SHALL NOT
BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF
1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY
REFERENCE IN ANY DOCUMENT SO FILED.

CERTAIN TRANSACTIONS

Explorer Holdings, L.P.

Hampstead through its affiliate Explorer indirectly owns
1,048,722 shares of Series C Preferred, representing
45.6% of the outstanding voting power of the Company.
Daniel A. Decker, Chairman of the Board and Executive
Chairman of the Company, is a partner of Hampstead.
Donald J. McNamara, the Chairman of Hampstead, is a
director of the Company.

Shareholders Agreement

In connection with Explorer’s investment, the Company has
entered into a Shareholders Agreement dated July 14, 2000
(the “Shareholders Agreement”) with Explorer pursuant
to which Explorer is entitled to designate up to four members of the Company’s Board of Directors depending on the
percentage of total voting securities (consisting of Common
Stock and Series C Preferred) acquired from time to time by
Explorer pursuant to the documentation entered into in
connection with the Series C Investment. Explorer will be
entitled to designate at least one director to the
Company’s Board as long as it owns at least 5% of the

total voting power of the Company and to approve one
“independent” director as long as it owns at least 25%
of the shares it acquired at the initial closing (or the Common
Stock issued upon conversion thereof) of the Series C
Investment. The director designation rights will terminate upon the tenth anniversary of the Shareholders Agreement.

In addition, Explorer has agreed not to transfer any shares of
Series C Preferred (or the Common Stock issuable upon
conversion of the Series C Preferred) until July 1,
2001. After July 1, 2001, Explorer will be permitted to
transfer its Series C Preferred to certain large
institutional investors if either (i) the total amount of
voting securities represented by such Series C Preferred
does not exceed 9.9% of the total voting power of the
Company’s voting securities or (ii) such investor
becomes a party to the standstill agreement contained in the
Shareholders Agreement. Commencing on the first anniversary of the closing, Explorer will have the right (up to five times) to request the Company to register its shares for resale, subject to customary conditions and limitations on such registration requests. Any transfer of voting securities by Explorer or its affiliates (other than in connection with the exercise of
registration rights) is subject to a right of first offer that can be exercised by the Company or any other purchaser that the
Company may designate. These transfer restrictions will
terminate on the fifth anniversary of the Series C
Investment.

Pursuant to the standstill provisions in the Shareholders
Agreement, Explorer has agreed that, until the fifth anniversary of the Series C Investment, it will not acquire, without
the prior approval of the Company’s Board of Directors,
beneficial ownership of any voting securities (other than
pursuant to the Liquidity Commitment, the Growth Equity
Commitment and the Increased Growth Equity Commitment and
additional acquisitions of not more than 5% of the
Company’s voting securities). In addition, without the
prior approval of the Company’s Board of Directors,
Explorer is restricted from soliciting proxies from other
Company shareholders in opposition to a recommendation of the
Board of Directors, joining a “group” (within the
meaning of Section 13(d)(3) of the Securities Exchange Act
of 1934) with respect to the Company’s securities,
depositing the Company’s securities into a voting trust, or
tendering Company securities in a tender offer involving Omega.
If Explorer or its affiliates beneficially own voting securities representing more than 49.9% of the Company’s total voting
power, the terms of the Series C Preferred provide that no
holder of Series C Preferred will be entitled to vote any
shares of Series C Preferred that would result in such
holder, together with its affiliates, voting in excess of 49.9%
of the then outstanding voting power of the Company. In
addition, shares of Series C Preferred cannot be converted
to the extent that such conversion would cause the converting stockholder to beneficially own in excess of 49.9% of the then outstanding voting power of the Company.

The Company has amended its Shareholders’ Rights Plan to
exempt Explorer and any of its transferees that become parties to the standstill provisions of the Shareholders Agreement from the definition of “Acquiring Person,” so as to render
the Company’s “poison pill” inapplicable to
Explorer and such transferees, subject to their compliance with the standstill provisions. Subsequent acquisitions of voting securities by a transferee of more than 9.9% of voting
securities from Explorer are limited to not more than 2% of the total amount of outstanding voting securities in any
12 month period.

Investment Agreement

Pursuant to the terms of an Investment Agreement dated
May 11, 2000 between the Company and Explorer, the Company
has agreed to reimburse Explorer for Explorer’s
out-of-pocket expenses, up to a maximum amount of
$2.5 million, incurred in connection with the Series C
Investment. To date, the Company has reimbursed Explorer for approximately $964,000 of expenses pursuant to this agreement.

Advisory Agreement

Pursuant to an Amended and Restated Advisory Agreement dated
October 4, 2000 (the “Advisory Agreement”)
between the Company and Explorer, the Company has agreed to pay
Explorer an advisory fee if Explorer provides assistance to the
Company in connection with the evaluation of growth
opportunities or other financing matters. The amount of the
advisory fee will be mutually determined by the Company and
Explorer, based upon the nature and the extent of the services provided and the results achieved. The

Company and Explorer are currently in discussions regarding the amount to be paid to Explorer under the terms of the Advisory
Agreement in regard to fiscal 2000. Accordingly, the amount to be paid to Explorer by the Company in connection with fiscal
2000 is not determinable at this time.

Dividend and Governance Right Deferral

The Company and Explorer entered into a dividend deferral letter agreement (the “Dividend Deferral Letter Agreement”)
dated November 15, 2000 relating to the extension of the
dividend payment payable in connection with the Company’s
Series C Preferred for the dividend period ended
October 31, 2000. The deferral period expired on
April 2, 2001. The amount of the deferred dividend payment
is $4.667 million representing the total unpaid
preferential cumulative dividend for the October 2000 dividend.
In exchange for the waiver, the Company also agreed to pay
Explorer a waiver fee equal to 10% of the daily unpaid principal balance of the unpaid dividend amount from November 15,
2000 until the dividend is paid. Under certain circumstances, the portion of the unpaid dividend amount and waiver amount
which is not paid in cash may be payable with additional shares of Series C Preferred. Shares of Series C Preferred
issued pursuant to this agreement are valued at $100 per
share (the stated per share liquidation preference) and are
convertible into Common Stock at $6.25 per share. In
consideration of the payment of the waiver fee, Explorer agreed that the deferral of the subject dividend would not be
considered an unpaid dividend and, as a result, the
October 31, 2000 dividend period will not be included in
the determination of when Explorer’s right to elect
additional directors will vest.

The Company and Explorer have entered into a governance right deferral period letter agreement dated January 31, 2001
whereby Explorer waived its right to elect additional preferred stock directors provided that the dividends on any shares of
Series C Preferred would not be in arrears for six or more
dividend periods from January 31, 2001 through and
including December 31, 2002.

In consideration of its obligations under the Dividend Deferral
Letter Agreement, the Company issued 48,420 shares of
Series C Preferred on April 2, 2001.

Omega Worldwide

Fleet Credit Guaranty

The Company has guaranteed repayment of Omega
Worldwide, Inc. (“Worldwide”) borrowings pursuant
to a revolving credit facility with a bank group, of which Fleet
Bank, N.A. acts as agent in exchange for an initial 1% fee
and an annual facility fee of 25 basis points. At
December 31, 2000, borrowings of $2.85 million were
outstanding under Worldwide’s revolving credit facility.
Worldwide’s credit agreement calls for scheduled payments
to be made until fully repaid in June 2001. Under this
agreement, no further borrowings may be made by Worldwide under its revolving credit facility. The Company is required to
provide collateral in the amount of up to $8.8 million
related to the guarantee of Worldwide’s obligations. Upon
repayment by Worldwide of the remaining outstanding balance
under its revolving credit facility, the subject collateral will be released in connection with the termination of the
Company’s guarantee.

Opportunity Agreement

The Company and Worldwide have entered into an Opportunity
Agreement to provide each other with rights to participate in certain transactions and make certain investments. The
Opportunity Agreement provides that each company will offer the other a right of first refusal to participate in certain
transactions or investments of which it becomes aware. In
addition, both companies agree to jointly pursue certain
transactions and investments upon the request of either company.
The terms upon which each of the Company and Worldwide elect to participate in any such transaction or investment will be
negotiated in good faith and must be mutually acceptable to the respective boards of directors of the Company and Worldwide, with the affirmative votes of the independent directors of the boards of directors of the Company and Worldwide. The
Opportunity Agreement has a term of ten years and automatically renews for successive five-year terms unless terminated.

Services Agreement

The Company and Worldwide have entered into a Services Agreement which provided for the allocation of indirect costs incurred by the Company to Worldwide. The allocation of indirect costs has been based on the relationship of assets under the
Company’s management to the combined total of those assets
and assets under Worldwide’s management. Upon expiration of
this agreement on June 30, 2000, the Company entered into a
new agreement requiring quarterly payments from Worldwide of
$37,500 for the use of offices and certain administrative and financial services provided by the Company. Upon the reduction of the Company’s accounting staff, the Service Agreement
was renegotiated again on November 1, requiring quarterly
payments form Worldwide of $32,500. Costs allocated to Worldwide for 2000 and 1999 were $404,000 and $754,000, respectively.

Other

Borrowing Program

On January 14, 1998, the Board of Directors adopted a
program (the “Borrowing Program”) pursuant to which
the Company agreed to lend funds to employees and directors to enable them to purchase the Company’s Common Stock through
the exercise of stock options. The goal of the Borrowing Program is to increase ownership of the Company’s Common Stock by
employees and directors, and, as a result, to foster a
proprietary feeling among employees and directors and to further align the interests of employees and directors with those of the
Company’s other shareholders. The maximum amount that an
employee may borrow under the Borrowing Program depends upon the employee’s salary level, with the maximum loan amount for
employees at the lower end of the salary range being $20,000, and the maximum loan amount for employees at the upper end of the salary range being $300,000. The maximum loan amount for directors is $300,000. Each loan bears interest at the
Company’s borrowing cost, as determined by the
Company’s management in its sole discretion. Interest is
payable quarterly, and all principal and accrued and unpaid
interest is due five years from the date of the loan. Upon
receipt by an employee of a cash bonus from the Company, the employee is obligated to make a principal reduction payment
equal to 10% of the amount of the cash bonus. The loans are
secured by pledges of the stock purchased with the proceeds of the loans. As long as a loan is not in default, the borrower may vote the shares purchased and is entitled to receive all
dividends paid on the shares. At January 1, 2000, the
following loans were outstanding to executive officers and
non-employee directors:

Name of Director

Amount Borrowed as of

or Executive Officer

January 1, 2000

 Essel W. Bailey, Jr.

$
195,707

 James E. Eden

$
262,587

 James P. Flaherty

$
262,632

 Thomas F. Franke

$
262,587

 Harold J. Kloosterman

$
262,587

 Bernard J. Korman

$
300,000

 Edward Lowenthal

$
187,472

 Robert L. Parker

$
299,955

 David A. Stover

$
296,847

As of January 1, 2000, the aggregate outstanding aggregate
principal balance of loans made under the Borrowing Program to employees who are not directors or executive officers is
$201,088. On July 31, 2000, Messrs. Bailey, Eden,
Flaherty, Franke, Kloosterman, Korman, Lowenthal, Parker and
Stover each surrendered 7,664; 12,000; 8,333; 12,000; 12,000;
12,000; 6,999; 12,739; and 11,703 shares of Common Stock,
respectively in exchange for forgiveness of $191,803; $262,587;
$255,171; $262,587; $262,587; $300,000; $187,472; $299,955; and
$294,118, respectively, of debt, incurred by each of them under the Borrowing Program. As of December 31, 2000, no loans
were outstanding under the Borrowing Program for directors or executive officers of the Company. The Company does not
currently expect that any loans will be made pursuant to the
Borrowing Program in the future.

Lease From Circle Partners

The Company leased 5,823 square feet of office space at
905 West Eisenhower Circle, Suite 110, Ann Arbor,
Michigan 48103, from Circle Partners, a general partnership
whose general partners are Essel W. Bailey, Jr.,
former President and Chief Executive Officer of the Company, and
Thomas F. Franke, a director of the Company. During 1998,
the Company moved its principal executive offices to
900 Victors Way, Suite 350, Ann Arbor, Michigan 48108
and entered into a sublease agreement with respect to
1,900 square feet of the Eisenhower space on
December 14, 1998. The Company entered into a second
sublease agreement with respect to an additional
3,000 square feet of the Eisenhower space in July 1999. The
lease expired, concurrently with the expiration of the
subleases, on October 31, 2000. Rent payments totaling
$77,198 were made to Circle Partners in 2000. Rent income on the subleases in 2000 was $65,509.

Relocation Loan

In connection with the 1994 relocation of F. Scott Kellman,
Chief Operating Officer, from the Philadelphia metropolitan area to Ann Arbor, Michigan, the Company loaned him $220,000 to
enable him to purchase a home in Ann Arbor. At January 1,
2000 the outstanding principal balance on the loan was $67,000.
The loan was secured by a lien on Mr. Kellman’s
residence, and bore interest at 7.05% per annum.
Mr. Kellman paid the balance of the mortgage in full on
January 29, 2001.

Loan to Oakwood

On December 30, 1998, the Company made a $6,000,000 loan to
Oakwood Living Centers of Massachusetts, Inc., an affiliate
of Oakwood Living Centers, Inc., of which James E.
Eden, a former director of the Company, also is Chairman and
Chief Executive Officer. The loan is secured by a second
mortgage lien on six skilled nursing facilities located in
Massachusetts, bears interest at 14% per annum and
currently is past due. The Company believes that the loan is adequately secured and is evaluating its remedies.

Stover Severance Agreement

On June 15, 2000, the Company entered into a Consulting and
Severance Agreement with David A. Stover, (the “Stover
Severance Agreement”), pursuant to which Mr. Stover
resigned as an officer of the Company. Mr. Stover’s
resignation and the Stover Severance Agreement was effective as of June 15, 2000.

Pursuant to the Stover Severance Agreement, Mr. Stover
received payment of his regular base salary for thirty days
after the effective date of his resignation and a lump-sum
severance payment equal to $348,667. The agreement provided that
Mr. Stover was fully vested in his restricted stock awards
for which there were no performance requirements, stock options and deferred compensation units. In addition, the dollar value of Mr. Stover’s deferred compensation units under the
Company’s deferred compensation arrangement were to be paid
to Mr. Stover in a lump sum payment pursuant to the terms
of the plan. The Stover Severance Agreement permitted
Mr. Stover to transfer shares he purchased under the
Borrowing Program back to the Company in satisfaction of his debt under the Borrowing Program.

Pursuant to the Stover Severance Agreement, Mr. Stover will
provide consulting services to the Company for one year
following his resignation in exchange for compensation equal to
$348,667 payable in twelve equal monthly installments.

AUDIT COMMITTEE MATTERS

The Board of Directors has adopted a written charter for the
Audit Committee, a copy of which is attached to this Proxy
Statement as Appendix A. The Board of Directors reviews and
approves changes to the Audit Committee Charter annually.

Each of the members of the Company’s Audit Committee meets
the requirements for independence as defined by the standards of the New York Stock Exchange.

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company’s 2000 audited consolidated financial
statements:

1)  The Audit Committee has reviewed and discussed the
Company’s 2000 audited consolidated financial statements
with the Company’s management;

2)  The Audit Committee has discussed with Ernst &
Young LLP the matters required to be discussed by
SAS 61, which include, among other items, matters related
to the conduct of the audit of the Company’s consolidated
financial statements;

3)  The Audit Committee has received written disclosures
and the letter from Ernst & Young LLP required by
ISB Standard No. 1 (which relates to the auditor’s
independence from the Company and its related entities) and has discussed with Ernst & Young LLP its independence
from the Company; and

4)  Based on reviews and discussions of the Company’s
2000 audited consolidated financial statements with management and discussions with Ernst & Young LLP, the Audit
Committee recommended to the Board of Directors that the
Company’s 2000 audited consolidated financial statements be
included in the Company’s Annual Report on Form 10-K.

Audit Committee

/s/ Bernard J. Korman

/s/ Harold J. Kloosterman

/s/ Stephen D. Plavin

RELATIONSHIP WITH INDEPENDENT AUDITORS

Independent Auditors

Ernst & Young LLP audited the Company’s
financial statements for each of the years ended
December 31, 1998, 1999 and 2000. Representatives of
Ernst & Young LLP are expected to be present at
the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from
shareholders at the Annual Meeting.

Audit Fees

In connection with services rendered in conjunction with the audit of the Company’s annual financial statements and the
review of the Company’s interim financial statements, the
Company has estimated that its total audit fees for fiscal year
2000 were approximately $185,000. This figure is based on an estimate provided by our accountants, Ernst &
Young LLP, and includes fees for services that were billed
to the Company in fiscal year 2001 in connection with the 2000 fiscal year audit.

Financial Information Systems Design and Implementation
Fees

The Company did not retain Ernst & Young LLP to
perform any financial information systems design or
implementation services in fiscal year 2000.

Other Fees

During fiscal year 2000, the Company was billed $153,300 by
Ernst & Young LLP for services not described above.

Determination of Auditor Independence

The Audit Committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services was consistent with maintaining the independence of Ernst & Young LLP.

SHAREHOLDER PROPOSALS

January 22, 2001 is the date by which proposals of
shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company for inclusion in the Company’s proxy statement and form of proxy relating to
that meeting.

The individuals selected to act as proxy holders in connection with the 2002 Annual Meeting of Shareholders will have
discretionary authority to vote the shares represented by the proxies held by them with regard to shareholder proposals which are received by the Company after March 5, 2002. If the
date of the 2002 Annual Meeting varies by more than 30 days
from the date of the Annual Meeting for 2001, then the proxy holders will have discretionary authority to vote the shares represented by the proxies held by them with regard to any
shareholder proposals received by the Company less than a
reasonable time prior to the Company mailing the proxy materials for the 2002 Annual Meeting of Shareholders.

EXPENSES OF SOLICITATION

The total cost of this solicitation will be borne by the
Company. In addition to use of the mails, proxies may be
solicited by directors, officers and regular employees of the
Company personally and by telephone, telex or facsimile. The
Company may reimburse persons holding shares in their own names or in the names of the nominees for expenses such persons incur in obtaining instructions from beneficial owners of such shares.
The Company has also engaged Georgeson & Company to
solicit proxies for a fee not to exceed $7,500 plus
out-of-pocket expenses.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
COMPLIANCE

Mr. Stover filed one late report on Form 4 reporting 9
separate transactions. To the Company’s knowledge, all
other filings required under Section 16 of the Securities
Exchange Act of 1934 were made on a timely basis.

OTHER MATTERS

The Board of Directors knows of no other business to be
presented at the Annual Meeting, but if other matters do
properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on said matters in
accordance with their best judgment.

April 18, 2001

Ann Arbor, Michigan

APPENDIX A

AUDIT COMMITTEE CHARTER

OMEGA HEALTHCARE INVESTORS, INC.

June 1, 2000

The Audit Committee (the “Committee”) of the Board of
Directors (the “Board”) of Omega Healthcare
Investors, Inc. (the “Company”) will be comprised
of three independent directors as determined by the Board. The members of the Committee will meet the independence and
experience requirements of the New York Stock Exchange (the
“NYSE”). The members of the Committee will be elected
annually at the organizational meeting of the full Board and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the
Board. The Committee will have the oversight responsibility, authority and specific duties as described below.

Responsibility

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be
provided to shareholders and the Securities and Exchange
Commission (the “SEC”); (ii) the system of
internal controls that management has established; and
(iii) the external audit process. In addition, the
Committee provides an avenue for communication between the
independent accountants, financial management and the Board. The
Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent
relationship with the Committee, and that the ultimate
accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Committee has the responsibilities and powers set
forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s
financial statements are complete and accurate and are in
accordance with accounting principles generally accepted in the
United States. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to
conduct investigations, to resolve disagreements, if any,
between management and the independent auditor or to assure
compliance with laws and regulations and the Company’s
business conduct guidelines.

Authority

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity
involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the
Committee will have the authority to approve the retention of external professionals to render advice and counsel in such
matters. All employees will be directed to cooperate with
respect thereto as requested by members of the Committee.

As the Committee may deem appropriate, it should obtain and
consider expert advice as to the Audit Committee related rules of the NYSE, Statements on Auditing Standards and other
accounting, legal and regulatory provisions.

Specific Duties

The Committee is to meet at least twice annually and as many additional times as the Committee deems necessary. The Committee is to meet in separate executive sessions with the chief
financial officer and independent accountants at least once each year and at other times when considered appropriate.

In carrying out its oversight responsibilities, the Committee will:

1.  Review and reassess the adequacy of this Charter
annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NYSE
Audit Committee Requirements.

2.  Review with the Company’s management and
independent accountants the Company’s accounting and
financial reporting controls. The Committee will obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3.  Review with the Company’s management and
independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. The Committee will discuss with the independent accountants their judgments about the
quality, not just the acceptability, of the Company’s
accounting principles used in financial reporting.

4.  Review the scope and general extent of the independent
accountants’ annual audit. The Committee’s review
should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit
procedures. The Committee will review with management the fee arrangement with the independent accountants.

5.  Inquire as to the independence of the independent
accountants and obtain from the independent accountants, at
least annually, a formal written statement delineating all
relationships between the independent accountants and the
Company.

6.  Have a predetermined arrangement with the independent
accountants that they will advise the Committee through its
Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial
statements, and that such notification is to be made prior to filing Forms 10-Q. The Committee will also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7.  At the completion of the annual audit, review with
management and the independent accountants the following:

•

 The annual financial statements and related footnotes and
 financial information to be included in the Company’s
annual report to shareholders and on Form 10-K.

•

 Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•

 Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all
 requested records, data and information. Inquire of the
 independent accountants whether there have been any
 disagreements with management which, if not satisfactorily
 resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

•

 The methods used to establish and monitor the Company’s
 policies with respect to unethical or illegal activities by
 Company employees that may have a material impact on the
financial statements.

8.  After preparation by management and review by
independent accountants, approve the annual report of the
Committee required under SEC rules to be included in the
Company’s annual proxy statements.

9.  Discuss with the independent accountants the quality of
the Company’s financial and accounting personnel. The
Committee will also elicit the comments of management regarding the responsiveness of the independent accountants to the
Company’s needs.

10.  Recommend to the Board the selection, retention or
termination of the Company’s independent accountants.

PROXY

OMEGA HEALTHCARE INVESTORS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints F. Scott Kellman and Richard M. FitzPatrick, and each of them, as proxies, each with the power to appoint his or her substitute to represent and to vote as designated hereon, all the shares of Common Stock of Omega Healthcare Investors, Inc. held of record by the undersigned on April
13, 2001 at the Annual Meeting of Stockholders to be held on May 22, 2001 or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the Proxy will be voted FOR the election of the directors named in the
Proxy Statement.

If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them, shall have full discretion to vote for any other person who may be nominated.

(Continued, and to be marked, dated and signed, on the other side)

        SEE REVERSE
SIDE

/\  FOLD AND DETACH HERE  /\

Please mark your

votes as in this

example.

The Directors recommend a vote FOR Proposal 1.

1.

Election of Directors to Group III

         FOR

WITHHELD

NOMINEES:

Edward Lowenthal, Christopher W. Mahowald,

Stephen D. Plavin

(Instruction: To withhold authority to vote for any individual nominees, write that nominee’s name here.)

2.

Election of Director to Group II

         FOR

WITHHELD

NOMINEE:

Daniel A. Decker

3.

Election of Directors to Group I

NOMINEES:

Thomas W. Erickson

Donald J. McNamara

NOTE: Please sign exactly as name appears on this
Proxy. When shares are held by joint tenants, both
should sign. When signing as attorney, executor, Administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check the box  if you plan to attend the Annual Meeting in person.

SIGNATURE(S)

DATE

        NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator,
trustee or guardian, please give full title as such. This proxy will not be used if you attend the meeting in person and so request.

/\  FOLD AND DETACH HERE  /\